THE GABELLI ABC FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                 (800-422-3554)
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value per share may be obtained daily
                     by calling 800-GABELLI after 6:00 p.m.)

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                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.
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                                TABLE OF CONTENTS

INVESTMENT AND PERFORMANCE SUMMARY ........................................    2

INVESTMENT AND RISK INFORMATION ...........................................    5

MANAGEMENT OF THE FUND ....................................................    7

PURCHASE OF SHARES ........................................................    7

REDEMPTION OF SHARES ......................................................    9

EXCHANGE OF SHARES ........................................................   11

PRICING OF FUND SHARES ....................................................   12

DIVIDENDS AND DISTRIBUTIONS ...............................................   13

TAX INFORMATION ...........................................................   13

MAILINGS TO SHAREHOLDERS ..................................................   13


FINANCIAL HIGHLIGHTS ......................................................   14


THE
GABELLI
ABC
FUND

CLASS AAA SHARES

PROSPECTUS
MAY 1, 2007

A SERIES OF GABELLI INVESTOR FUNDS, INC.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                       INVESTMENT AND PERFORMANCE SUMMARY

INVESTMENT OBJECTIVE:

The Gabelli ABC Fund (the "Fund") seeks to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss. The Fund's investment objective may not be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund invests primarily in securities of domestic and foreign issuers that the Fund's portfolio manager of the Fund's investment adviser, Gabelli Funds, LLC (the "Adviser") believes provide attractive opportunities for appreciation or investment income. The Adviser seeks to limit excessive risk of capital loss by utilizing various investment strategies including investing in value-oriented common stocks (i.e., common stocks that trade at a significant discount to the Adviser's assessment of their "private market value" -- the value informed investors would be willing to pay to acquire the entire company), convertible securities (the income component of which makes such securities less risky than common stocks), and virtually risk-free U.S. Treasury Bills, and by utilizing certain "arbitrage" strategies. The Fund's use of arbitrage may be described as investing in "event" driven situations such as announced mergers, acquisitions, and reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Adviser, through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Fund may purchase the selling company's securities, offering the Fund the possibility of generous returns relative to cash equivalents with a limited risk of excessive loss of capital. The Fund may hold a significant portion of its assets in cash in anticipation of arbitrage opportunities.

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. Because the Fund is non-diversified, the Fund will have the ability to invest a larger portion of its assets in fewer issuers than would be the case if it were diversified. As a result, the Fund may experience greater fluctuation in net asset value per share ("NAV") than funds that invest in a broad range of issuers. The Fund may invest in lower credit quality securities which may involve major risk exposures such as increased sensitivity to interest rate, economic changes, and limited liquidity. The Fund is also subject to the risk that an announced merger or acquisition may not be completed, may be negotiated at a less attractive price or may not close on the expected date. The investment policies of the Fund may lead to a higher portfolio turnover rate which could increase the Fund's expenses, and could negatively impact the Fund's performance. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is also subject to the risk that the potential private market value of the Fund's stocks will never be realized or that the portfolio securities' prices will decline. Foreign securities are also subject to currency, information, and political risks.


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WHO MAY WANT TO INVEST:

The Fund's Class AAA Shares offered herein are offered only to existing shareholders and to new investors who acquire them directly through Gabelli & Company, Inc., the Fund's distributor (the "Distributor"), or through the Fund's Transfer Agent State Street Bank and Trust Company ("State Street"), with a minimum investment of $10,000. There is no minimum for subsequent investments. The Distributor may waive the minimum investment requirement under certain circumstances which may include clients of GAMCO Investors, Inc. and customers of the Distributor. Additional investments will not be accepted through intermediaries that require service fees to be paid by the Fund, the Adviser, or the Distributor.

YOU MAY WANT TO INVEST IN THE FUND IF:

      o     you favor a conservative approach to investments and returns

      o     you seek stability of principal more than growth of capital

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o     you are seeking monthly income

      o     you are seeking aggressive capital appreciation

PERFORMANCE:

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for one year, five years, and ten years compares with those of a broad-based securities market index. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of distributions.

                              THE GABELLI ABC FUND
                       (FOR THE PERIODS ENDED DECEMBER 31)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

     12.8%   11.1%    9.0%  10.9%    4.6%   0.9%   4.9%   1.9%   5.0%  12.0%
     -----------------------------------------------------------------------
     1997    1998    1999   2000    2001   2002   2003   2004   2005   2006


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During the periods shown in the bar chart,  the highest return for a quarter was
11.9% (quarter ended December 31, 1998) and the lowest return for a quarter was (4.9)% (quarter ended September 30, 1998).


       AVERAGE ANNUAL TOTAL RETURNS                          PAST        PAST         PAST
(FOR THE PERIODS ENDED DECEMBER 31, 2006)                  ONE YEAR   FIVE YEARS   TEN YEARS
-----------------------------------------                 ---------   ----------   ---------
The Gabelli ABC Fund Class AAA Shares:
   Return Before Taxes .................................    11.97%       4.87%        7.22%
   Return After Taxes on Distributions .................     8.89%       3.64%        5.21%
   Return After Taxes on Distributions
      and Sale of Fund Shares ..........................     8.36%       3.54%        5.17%
S&P 500 Index* .........................................    15.78%       6.18%        8.42%
Lipper U.S. Treasury Money Market Average** ............     4.14%       1.71%        3.14%

----------
* The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the S&P 500 Index.


** The Lipper U.S. Treasury Money Market Average represents the average performance of U.S. Treasury money market mutual funds as tracked by Lipper, Inc.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.


                                                                                   CLASS AAA
                                                                                     SHARES
                                                                                   ---------
SHAREHOLDER FEES (fees paid directly from your investment):
Redemption Fees (as a percentage of amount redeemed for
   shares held 7 days or less) payable to the Fund: ............................       2.00%


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
Management Fees ................................................................       0.50%
Other Expenses .................................................................       0.14%
                                                                                      -----

Total Annual Fund Operating Expenses ...........................................       0.64%
                                                                                      =====

EXPENSE EXAMPLE:


This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year, and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                      ------   -------   -------   --------
                         $65      $205      $357       $798



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                         INVESTMENT AND RISK INFORMATION


The Fund seeks to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss. The Adviser seeks to limit excessive risk of capital loss by utilizing various investment strategies, including investing in equity securities of companies selling in the public market at significant discounts to their private market value, lower risk convertible securities, virtually risk free U.S. Treasury Bills, and utilizing certain "arbitrage" strategies. The Fund's use of arbitrage may be described as investing in "event" driven situations such as announced mergers, acquisitions, and reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Adviser, through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Fund may purchase the selling company's securities, offering the Fund the possibility of generous returns relative to cash equivalents with a limited risk of excessive loss of capital. The Fund may invest up to 40% of its total assets in securities of non-U.S. issuers. The Fund may hold a significant portion of its assets in cash in anticipation of arbitrage opportunities.

In selecting investments for the Fund, the Adviser considers a number of factors, including:

      o the Adviser's own evaluations of the "private market value" of the underlying assets and business of the company. Private market value is the value the Adviser believes informed investors would be willing to pay to acquire the entire company

      o     the interest or dividend income generated by the securities

      o     the potential for capital appreciation of the securities

      o     the prices of the securities relative to other comparable securities

      o whether the securities are entitled to the benefits of sinking funds or other protective conditions

      o the existence of any anti-dilution protections or guarantees of the security

      o     the diversification of the Fund's portfolio as to issuers

The Adviser also evaluates the issuer's free cash flow and long-term earnings trends. Finally, the Adviser looks for a catalyst: something in the company's industry, or indigenous to the company, or country itself that will surface additional value.

Investing in the Fund involves the following risks:

      o GENERAL. The Adviser expects that, in accordance with the Fund's investment objective, it will invest the Fund's assets in a more conservative manner than it would in a small capitalization growth fund. For example, it may utilize fixed income securities and hedging strategies to reduce the risk of capital loss to a greater extent than it does in most other equity funds managed by the Adviser. As a result, the Fund's total return is not expected to be as high as traditional equity funds in periods of significant appreciation in the equity markets.

      o MARKET RISK. The principal risk of investing in the Fund is market risk. Market risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company's particular circumstances. Because the Fund invests in securities of companies that have agreed to be sold to another company at a premium over prevailing market prices, the Fund is subject to the risk that the merger or similar transaction will not occur, or will be renegotiated at a less attractive price, and the price of the company's securities will decline significantly, or the transaction may take longer than expected to be completed.


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      o     PORTFOLIO  TURNOVER RISK.  The  investment  policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest, or currency exchange rates. The portfolio turnover may be higher than that of other investment companies. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions, or dealer mark-ups, and other transaction costs on the sale of securities, and reinvestment in other securities. As such, a higher portfolio turnover rate could increase the Fund's expenses which could negatively impact the Fund's performance.

      o NON-DIVERSIFICATION RISK. The Fund is a "non-diversified investment company" which means that it can concentrate its investments in the securities of fewer companies to a greater extent than a diversified investment company. Because the Fund may invest its assets in the securities of a limited number of companies, a decline in the value of the stock of any one of these issuers will have a greater impact on the Fund's share price. In addition, many companies in the past several years have adopted so-called "poison pill" and other defensive measures. Such measures may limit the amount of securities in any one issuer that the Fund may buy. This may limit tender offers, or other non-negotiated offers for a company, and/or prevent competing offers.

      o HEDGING RISK. The Fund may use options and futures to hedge the risks of investing by the Fund. The success of hedging depends on the Adviser's ability to predict movements in the prices of the hedged securities and market fluctuations. The Adviser may not be able to perfectly correlate changes in the market value of securities, and the prices of the corresponding options, or futures. The Adviser may have difficulty selling or buying futures contracts and options when it chooses, and there may be certain restrictions on trading futures contracts and options. The Fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively, or may be unable to be used for other reasons.

      o LOWER RATED SECURITIES. The Fund may invest up to 25% of its assets in lower credit quality fixed income securities, including up to 5% of its assets in securities of issuers that are in default. These securities may involve major risk exposures such as increased sensitivity to interest rate and economic changes, and the market to sell such securities may be limited. These securities are often referred to in the financial press as "junk bonds."

      o SHORT SALES. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, with the expectation that the security's value will decline. To complete a short sale, the Fund must borrow the security to make delivery. To close out a short sale, the Fund must buy the security in order to return the security it borrowed. If the price of a security sold "short" by the Fund increases between the date of the short sale and the date on which the Fund replaces the borrowed security, the Fund will incur a loss, which is potentially unlimited. In addition, the lender of the security borrowed by the Fund may generally require the return of the security at any time, which may require the Fund to close out its short sale at an inopportune time if it cannot borrow the security from another party.


      o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights and greater transaction costs.



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PORTFOLIO  HOLDINGS.  A description of the Fund's  policies and procedures  with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").

                             MANAGEMENT OF THE FUND


THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund, continuously reviews and administers the Fund's investment program, and manages the Fund's operations under the general supervision of the Fund's Board of Directors (the "Board"). The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to GGCP, Inc. a New York corporation organized in 1980. The Adviser is a wholly-owned subsidiary of GAMCO Investors, Inc., ("GBL"), a publicly held company listed on the New York Stock Exchange ("NYSE").

As compensation for its services and the related expenses borne by the Adviser, the Adviser is entitled to receive a fee, computed daily and payable monthly, equal on an annual basis to 0.50% of the Fund's average daily net assets.

The Fund's semi-annual report to shareholders for the period ended June 30, 2006, contains a discussion of the basis of the Board's determination to continue the investment advisory arrangements.


THE PORTFOLIO MANAGER. Mr. Mario J. Gabelli, CFA, is responsible for the day-to-day investment management of the Fund. Mr. Gabelli has been Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of the Adviser and its predecessor since inception, as well as its parent company, GBL. Mr. Gabelli also acts as Chief Executive Officer and Chief Investment Officer-Value Portfolios of GAMCO Asset Management Inc., a wholly-owned subsidiary of GBL, and is an officer or director of various other companies affiliated with GBL. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his
death,   disability,   or  resignation.

The Fund's SAI provides additional information about Mr. Gabelli's compensation, other accounts and pooled investment vehicles managed by Mr. Gabelli, and Mr. Gabelli's ownership of securities in the Fund.

                               PURCHASE OF SHARES


You can purchase the Fund's Class AAA Shares on any day the NYSE is open for trading (a "Business Day"). The Fund is open to additional investments by existing shareholders and to new investors provided that new investors acquire shares of the Fund, with a minimum initial investment of $10,000, directly through the Distributor or through the Fund's Transfer Agent. There is no minimum for subsequent investments. The Distributor may waive the minimum investment requirement under certain circumstances which may include clients of GAMCO Asset Management Inc. and customers of the Distributor.



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      o     BY MAIL OR IN PERSON. You may open an account by mailing a completed subscription order form with a check or money order payable to "The Gabelli ABC Fund" to:

               BY MAIL                           BY PERSONAL DELIVERY
               -------                           --------------------
               THE GABELLI FUNDS                 THE GABELLI FUNDS
               P.O. BOX 8308                     C/O BFDS
               BOSTON, MA 02266-8308             30 DAN ROAD
                                                 CANTON, MA 02021-2809

You can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the Fund(s), and class of shares you wish to purchase.

      o BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:

                       STATE STREET BANK AND TRUST COMPANY
                       ABA #011-0000-28 REF DDA #99046187
                            RE: THE GABELLI ABC FUND
                                ACCOUNT #________
                         ACCOUNT OF [REGISTERED OWNERS]
                      225 FRANKLIN STREET, BOSTON, MA 02110

            If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although the Fund's transfer agent State Street will not charge you for receiving wire transfers.

SHARE PRICE. The Fund sells its Class AAA Shares based on the NAV next determined after the time as of which the Fund receives your completed subscription order form, but does not issue the shares to you until it receives full payment. See "Pricing of Fund Shares" for a description of the calculation of the NAV.

MINIMUM INVESTMENTS. Your minimum initial investment must be at least $10,000. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments.


RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Fund makes available Individual Retirement Account ("IRA"), "Roth" IRA, and "Coverdell" Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such Retirement Plans is $10,000. There is no minimum for subsequent investments for retirement plans.


AUTOMATIC INVESTMENT PLAN. The Fund offers an automatic monthly investment plan. The minimum investment for accounts establishing an automatic investment plan is $10,000. Call the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must


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have a completed,  approved  Investment Plan application on file with the Fund's transfer agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

GENERAL. State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund's management, it is in the Fund's best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Fund's minimum purchase requirements.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Fund to obtain, verify, and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Fund. Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder's identity.

                              REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the Securities and Exchange Commission (the "SEC") orders the Fund to suspend redemptions.


The Fund redeems its shares based on the NAV next determined after the time as of which the Fund receives your redemption request in proper form subject to a redemption fee described below. See "Pricing of Fund Shares" for a description of the calculation of NAV.


The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short-term trading of Fund shares creates risks for the Fund and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares.


In order to discourage frequent short-term trading in Fund shares, the Fund has adopted policies and procedures which impose a 2.00% redemption fee (short-term trading fee) on Class AAA Shares that are redeemed or exchanged within seven (7) days or less after the date of a purchase. This fee is calculated based on the shares' aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Fund, and does not benefit the Fund's Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund's exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fees at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place. In addition, the Fund may postpone the effective date for the assessment of the redemption fee for shares purchased prior to October 16, 2007 through certain qualified and non-qualified retirement plans if recordkeepers for such retirement plan participants cannot implement redemption fees because of operational limitations, and provide verification to that effect. The Fund anticipates that beginning October 16, 2007, pursuant to recently adopted rules of the SEC, the Fund will generally have increased access to infor-



--------------------------------------------------------------------------------
                                                                               9

--------------------------------------------------------------------------------


mation about shareholder transactions in accounts held through omnibus and similar arrangements so that the Fund will be able to more effectively prevent short-term trading, assess redemption fees and administer appropriate waivers. The Fund seeks to apply these policies uniformly.


The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund's view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay, or impose other conditions on exchanges or purchases. The Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitors purchase and redemption activities to assist in minimizing short-term trading.

You may redeem shares through the Distributor or directly from the Fund through the Fund's transfer agent.

      o BY LETTER. You may mail a letter requesting the redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund(s) and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered and, if there is more than one owner of shares, all owners must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers, and savings associations. A notary public cannot provide a signature guarantee.

      o BY TELEPHONE OR THE INTERNET. Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an
            IRA)  directly  registered  with  State  Street  by  calling  either
            800-GABELLI   (800-422-3554)  or  800-872-5365   (617-328-5000  from
            outside the United States) or by visiting our website at www.gabel-li.com. YOU MAY NOT REDEEM FUND SHARES HELD THROUGH AN IRA THROUGH THE INTERNET. IRA holders should consult a tax adviser concerning the current tax rules applicable to IRAs. If State Street properly acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither State Street nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire, or invested in another mutual fund advised by the Adviser (see "Exchange of Shares"). Among the procedures that State Street may use are passwords or verification of personal information. The Fund may impose limitations from time to time on telephone or Internet redemptions.

            1. TELEPHONE OR INTERNET REDEMPTION BY CHECK. The Fund will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.


            2. TELEPHONE OR INTERNET REDEMPTION BY BANK WIRE. The Fund accepts telephone or Internet requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a guaranteed signature. The Fund will deduct a wire fee (currently $5.00) from your account if you redeem less than $5,000.


AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account, and if your account is directly registered with State Street. Please call 800-GABELLI (800-422-3554) for more information about this plan.

INVOLUNTARY REDEMPTION. The Fund may redeem all shares in your account (other than an IRA) if the Fund's value falls below $10,000 as a result of redemptions (but not as a result of a decline in NAV). You


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10

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will be notified in writing if the Fund  initiates such action and the Fund will allow 30 days for you to increase the value of your account to at least $10,000.


REDEMPTION PROCEEDS. A redemption request received by the Fund will be effected based on the NAV next determined after the time as of which the Fund, or if applicable, its authorized designee receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 10 days following purchase. While the Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.


REDEMPTION IN KIND. In certain circumstances, the Fund may pay your redemption proceeds wholly or partly in portfolio securities. Where applicable, payment would be made in portfolio securities only in the rare instance that the Fund's Board believes that it would be in the Fund's best interest not to pay redemption proceeds in cash.


                               EXCHANGE OF SHARES

You can exchange shares of the Fund you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through an exchange call 800-GABELLI (800-422-3554). You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates. The Fund or any of the other funds may impose limitations on, or terminate, the exchange privilege with respect to such fund or any investor at any time.

In effecting an exchange:

      o you must meet the minimum investment requirements for the fund whose shares you purchase through exchange;

      o if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;

      o if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;

      o     you may realize a taxable gain or loss;

      o you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554) or visit our website at www.gabelli.com to obtain the prospectus; and

      o you should be aware that brokers may charge a fee for handling an exchange for you.

You may exchange shares through the Distributor or directly through the Fund's transfer agent.

      o     EXCHANGE  BY  TELEPHONE.  You  may  give  exchange  instructions  by
            telephone  by  calling  800-GABELLI  (800-422-3554).   You  may  not
            exchange shares by telephone if you hold share certificates.


      o     EXCHANGE BY MAIL.  You may send a written  request for exchanges to:
            THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.


      o EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates.


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                                                                              11

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      The Fund may impose limitations from time to time on Internet exchanges.

The Fund may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Fund. This charge is set by your broker and does not benefit the Fund or the Adviser in any way. It is in addition to the sales charges and other costs described in this Prospectus and must be disclosed to you by your broker.

                             PRICING OF FUND SHARES


The NAV of the Fund's Class AAA Shares is calculated on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.



The Fund's NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. The NAV of each class is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the Class AAA Shares by the total number of its Class AAA Shares outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV next made as of a time after the time as of which the purchase or redemption order is received in proper form.


Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the "Board") so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equiv-


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12

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alent U.S. dollar value American  Depository  Receipt ("ADR")  securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

                           DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay dividends and capital gain distributions, if any, on an annual basis. You may have dividends or capital gain distributions that are declared by the Fund reinvested automatically at NAV in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you first purchase your shares. You may change this election by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price based on the NAV on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains or other income. Dividends and distributions may differ for different classes of shares.

                                 TAX INFORMATION

The Fund expects that distributions will consist primarily of investment company taxable income and net capital gains. Dividends out of investment company taxable income and distributions of net short-term capital gains (I.E., gains from securities held by the Fund for one year or less) are taxable to you as ordinary income, except that qualified dividends are eligible for a reduced rate. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. High portfolio turnover can indicate a high level of short-term capital gains that, when distributed to shareholders, are taxed as ordinary income rather than at the lower capital gains tax rate. The Fund's distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal, state, or local taxes. A redemption of Fund shares or an exchange of the Fund's shares for shares of another fund will be treated for tax purposes as a sale of the Fund's shares, and any gain you realize on such a transaction may be taxable. Foreign shareholders may be subject to a federal withholding tax.


A dividend declared by the fund in October, November or December and paid during January of the following year may in certain circumstances be treated as paid in December for tax purposes.


This summary of tax consequences is intended for general information only and is subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the SAI that is incorporated by reference into this Prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.

                            MAILINGS TO SHAREHOLDERS

In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions, within 30 days of your request.


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                                                                              13

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                              FINANCIAL HIGHLIGHTS


The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years. The total returns in the table represent the return that an investor would have earned or lost on an investment in the Fund's Class AAA Shares (assuming reinvestment of all distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report along with the Fund's financial statements and related notes, are included in the Fund's annual report, which is available upon request.


Selected data for a share Class AAA of capital stock outstanding throughout each period:

                                                                                   YEAR ENDED DECEMBER 31,
                                                          -------------------------------------------------------------------
                                                             2006             2005          2004         2003         2002
                                                          ---------        ---------     ---------    ---------   -----------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ...............   $    9.85        $    9.85     $    9.83    $    9.64   $      9.65
                                                          ---------        ---------     ---------    ---------   -----------
   Net investment income ..............................        0.30             0.17          0.08         0.05          0.07
   Net realized and unrealized gain on investments ....        0.88             0.32          0.11         0.43          0.01
                                                          ---------        ---------     ---------    ---------   -----------
   Total from investment operations ...................        1.18             0.49          0.19         0.48          0.08
                                                          ---------        ---------     ---------    ---------   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ..............................       (0.26)           (0.15)        (0.08)       (0.01)        (0.05)
   Net realized gain on investments ...................       (0.77)           (0.34)        (0.09)       (0.28)        (0.04)
                                                          ---------        ---------     ---------    ---------   -----------
   Total distributions ................................       (1.03)           (0.49)        (0.17)       (0.29)        (0.09)
                                                          ---------        ---------     ---------    ---------   -----------
REDEMPTION FEES .......................................        0.00(a)          0.00(a)       0.00(a)        --            --
                                                          ---------        ---------     ---------    ---------   -----------
   NET ASSET VALUE, END OF PERIOD .....................   $   10.00        $    9.85     $    9.85    $    9.83   $      9.64
                                                          =========        =========     =========    =========   ===========
   Total return+ ......................................        12.0%             5.0%          1.9%         4.9%          0.9%
                                                          =========        =========     =========    =========   ===========

RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ...............   $ 154,776        $ 176,989     $ 301,255    $ 294,070   $   261,014
   Ratio of net investment income to average
      net assets ......................................        2.44%            1.26%         0.83%        0.59%         0.74%
   Ratio of operating expenses to average net assets
      before fees waived ..............................        1.14%            1.14%         1.15%        1.40%         1.39%
   Ratio of operating expenses to average net assets
      net of fees waived ..............................        0.64%(b)(c)      0.64%(b)      0.61%        0.65%         0.99%
   Portfolio turnover rate ............................         190%             127%          141%         244%          252%

----------
  + Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions.

(a)   Amount represents less than $0.005 per share.

(b) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for the years ended December 31, 2006 and December 31, 2005 would have been 0.62% and 0.62%, respectively.


(c) The fund incurred interest expense during the year ended December 31, 2006. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 0.61%.



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14

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--------------------------------------------------------------------------------

                     GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. We are managed by Gabelli Funds LLC and Gabelli Advisers, Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries which provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES, AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Securities and Exchange Commission often posts information about its regulations on its website, WWW.SEC.GOV.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders of the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                       THIS IS NOT PART OF THE PROSPECTUS.

--------------------------------------------------------------------------------


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                                                                              15

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                              THE GABELLI ABC FUND

                                CLASS AAA SHARES

================================================================================

FOR MORE INFORMATION:

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

The Fund's semi-annual and audited annual reports to shareholders contain additional information on the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this Prospectus.

--------------------------------------------------------------------------------
  You can get free copies of these documents and prospectuses of other funds in the Gabelli/GAMCO family, or request other information and discuss your questions about the Fund, by mail, toll-free phone,
                           or the internet as follows:

                              The Gabelli ABC Fund
                              One Corporate Center
                               Rye, NY 10580-1422
                      Telephone: 800-GABELLI (800-422-3554)
                                 www.gabelli.com
--------------------------------------------------------------------------------


You can also review and/or copy the Fund's Prospectuses, annual/semi-annual reports, and SAI at the Public Reference Room of the SEC. You can get text-only copies:


      o     Free from the Fund's website at www.gabelli.com.

      o For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or by calling 202-551-8090.

      o     Free from the EDGAR Database on the SEC's website at www.sec.gov.


(Investment Company Act File No. 811-07326)

--------------------------------------------------------------------------------

                              THE GABELLI ABC FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                 (800-422-3554)
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value per share may be obtained daily
                     by calling 800-GABELLI after 6:00 p.m.)

--------------------------------------------------------------------------------
                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

INVESTMENT AND PERFORMANCE SUMMARY ........................................    2

INVESTMENT AND RISK INFORMATION ...........................................    5

MANAGEMENT OF THE FUND ....................................................    7

DISTRIBUTION FEES .........................................................    8

PURCHASE OF SHARES ........................................................    8

REDEMPTION OF SHARES ......................................................   10

PRICING OF FUND SHARES ....................................................   12

DIVIDENDS AND DISTRIBUTIONS ...............................................   13

TAX INFORMATION ...........................................................   13


MAILINGS TO SHAREHOLDERS ..................................................   14


FINANCIAL HIGHLIGHTS ......................................................   14

THE
GABELLI
ABC
FUND

ADVISOR CLASS SHARES

PROSPECTUS
MAY 1, 2007

A SERIES OF GABELLI INVESTOR FUNDS, INC.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                       INVESTMENT AND PERFORMANCE SUMMARY

INVESTMENT OBJECTIVE:

The Gabelli ABC Fund (the "Fund") seeks to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss. The Fund's investment objective may not be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund invests primarily in securities of domestic and foreign issuers that the Fund's portfolio manager of the Fund's investment adviser, Gabelli Funds, LLC (the "Adviser") believes provide attractive opportunities for appreciation or investment income. The Adviser seeks to limit excessive risk of capital loss by utilizing various investment strategies including investing in value-oriented common stocks (i.e., common stocks that trade at a significant discount to the Adviser's assessment of their "private market value" -- the value informed investors would be willing to pay to acquire the entire company), convertible securities (the income component of which makes such securities less risky than common stocks), and virtually risk-free U.S. Treasury Bills, and by utilizing certain "arbitrage" strategies. The Fund's use of arbitrage may be described as investing in "event" driven situations such as announced mergers, acquisitions, and reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Adviser, through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Fund may purchase the selling company's securities, offering the Fund the possibility of generous returns relative to cash equivalents with a limited risk of excessive loss of capital. The Fund may hold a significant portion of its assets in cash in anticipation of arbitrage opportunities.

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. Because the Fund is non-diversified, the Fund will have the ability to invest a larger portion of its assets in fewer issuers than would be the case if it were diversified. As a result, the Fund may experience greater fluctuation in net asset value per share ("NAV") than funds that invest in a broad range of issuers. The Fund may invest in lower credit quality securities which may involve major risk exposures such as increased sensitivity to interest rate, economic changes, and limited liquidity. The Fund is also subject to the risk that an announced merger or acquisition may not be completed, may be negotiated at a less attractive price or may not close on the expected date. The investment policies of the Fund may lead to a higher portfolio turnover rate which could increase the Fund's expenses, and could negatively impact the Fund's performance. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is also subject to the risk that the potential private market value of the Fund's stocks will never be realized or that the portfolio securities' prices will decline. Foreign securities are also subject to currency, information, and political risks.


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2

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WHO MAY WANT TO INVEST:

YOU MAY WANT TO INVEST IN THE FUND IF:

      o     you favor a conservative approach to investments and returns

      o     you seek stability of principal more than growth of capital

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o     you are seeking monthly income

      o     you are seeking aggressive capital appreciation

PERFORMANCE:


The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year, and by showing how the Fund's average annual returns for one year, five years, and ten years compares with those of a broad-based securities market index. The historical performance of Class AAA Shares, which are not offered in this Prospectus, is used to calculate performance for Advisor Class Shares prior to their issuance. Advisor Class Shares have not commenced offering as of the date of this Prospectus. Both classes of the Fund's shares are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. Average annual total returns for one year, five years, and ten years have not been adjusted to reflect differences in service fees. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of distributions.



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                              THE GABELLI ABC FUND
                              ADVISOR CLASS SHARES
                      (FOR THE PERIODS ENDED DECEMBER 31)*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

      12.8%  11.1%   9.0%  10.9%   4.6%   0.9%   4.9%   1.9%   5.0%  12.0%
      --------------------------------------------------------------------
      1997   1998   1999   2000   2001   2002   2003   2004   2005   2006


* The bar chart above shows the total returns for Class AAA Shares for the periods ended 1997 through 2006. Service fees at the rate of 0.25% per year are reflected in the chart only for years 2001 and earlier. If such fees were reflected for later years, the Fund's returns would be less than those shown. During the periods shown in the bar chart, the highest return for a quarter was 11.9% (quarter ended December 31, 1998) and the lowest return for a quarter was (4.9)% (quarter ended September 30, 1998).

       AVERAGE ANNUAL TOTAL RETURNS                         PAST         PAST           PAST
(FOR THE PERIODS ENDED DECEMBER 31, 2006)                 ONE YEAR    FIVE YEARS     TEN YEARS
----------------------------------------                  --------    ----------     ---------
The Gabelli ABC Fund Advisor Class Shares
   Return Before Taxes ..............................       11.97%       4.87%          7.22%
   Return After Taxes on Distributions ..............        8.89%       3.64%          5.21%
   Return After Taxes on Distributions
     and Sale of Fund Shares ........................        8.36%       3.54%          5.17%
S&P 500 Index* ......................................       15.78%       6.18%          8.42%
Lipper U.S. Treasury Money Market average** .........        4.14%       1.71%          3.14%

----------
* The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the S&P 500 Index.


** The Lipper U.S. Treasury Money Market Average represents the average performance of U.S. Treasury money market mutual funds as tracked by Lipper, Inc.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


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4

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FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.


                                                                        ADVISOR
                                                                         CLASS
                                                                         SHARES
                                                                        -------
SHAREHOLDER FEES (fees paid directly from your investment):
Redemption Fee (as a percentage of amount redeemed for
   shares held 7 days or less) payable to the Fund: .................      2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from
   Fund assets):
Management Fees .....................................................      0.50%
Distribution and Service (Rule 12b-1) Fees ..........................      0.25%
Other Expenses ......................................................      0.14%
                                                                        -------
Total Annual Fund Operating Expenses ................................      0.89%
                                                                        =======

EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in the Advisor Class Shares of the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year, and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR         3 YEARS           5 YEARS          10 YEARS
               ------         -------           -------          --------
                $91             $284              $493            $1,096


                         INVESTMENT AND RISK INFORMATION

The Fund seeks to achieve total returns that are attractive to investors in various market conditions without excessive risk of capital loss. The Adviser seeks to limit excessive risk of capital loss by utilizing various investment strategies, including investing in equity securities of companies selling in the public market at significant discounts to their private market value, lower risk convertible securities, virtually risk free U.S. Treasury Bills, and utilizing certain "arbitrage" strategies. The Fund's use of arbitrage may be described as investing in "event" driven situations such as announced mergers, acquisitions, and reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Adviser, through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Fund may purchase the selling company's securities, offering the Fund the possibility of generous returns relative to cash equivalents with a limited risk of excessive loss of capital. The Fund may invest up to 40% of its total assets in securities of non-U.S. issuers. The Fund may hold a significant portion of its assets in cash in anticipation of arbitrage opportunities.


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

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In  selecting  investments  for the  Fund,  the  Adviser  considers  a number of factors, including:

      o the Adviser's own evaluations of the "private market value" of the underlying assets and business of the company. Private market value is the value the Adviser believes informed investors would be willing to pay to acquire the entire company

      o     the interest or dividend income generated by the securities

      o     the potential for capital appreciation of the securities

      o     the prices of the securities relative to other comparable securities

      o whether the securities are entitled to the benefits of sinking funds or other protective conditions

      o the existence of any anti-dilution protections or guarantees of the security

      o     the diversification of the Fund's portfolio as to issuers

The Adviser also evaluates the issuer's free cash flow and long-term earnings trends. Finally, the Adviser looks for a catalyst: something in the company's industry, or indigenous to the company, or country itself that will surface additional value.

Investing in the Fund involves the following risks:

      o GENERAL. The Adviser expects that, in accordance with the Fund's investment objective, it will invest the Fund's assets in a more conservative manner than it would in a small capitalization growth fund. For example, it may utilize fixed income securities and hedging strategies to reduce the risk of capital loss to a greater extent than it does in most other equity funds managed by the Adviser. As a result, the Fund's total return is not expected to be as high as traditional equity funds in periods of significant appreciation in the equity markets.

      o MARKET RISK. The principal risk of investing in the Fund is market risk. Market risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company's particular circumstances. Because the Fund invests in securities of companies that have agreed to be sold to another company at a premium over prevailing market prices, the Fund is subject to the risk that the merger or similar transaction will not occur, or will be renegotiated at a less attractive price, and the price of the company's securities will decline significantly, or the transaction may take longer than expected to be completed.

      o PORTFOLIO TURNOVER RISK. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest, or currency exchange rates. The portfolio turnover may be higher than that of other investment companies. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions, or dealer mark-ups, and other transaction costs on the sale of securities, and reinvestment in other securities. As such, a higher portfolio turnover rate could increase the Fund's expenses which could negatively impact the Fund's performance.

      o NON-DIVERSIFICATION RISK. The Fund is a "non-diversified investment company" which means that it can concentrate its investments in the securities of fewer companies to a greater extent than a diversified investment company. Because the Fund may invest its assets in the securities of a limited number of companies, a decline in the value of the stock of any one of these issuers will have a greater impact on the Fund's share price. In addition, many companies in the past several years have adopted so-called "poison pill" and other defensive measures. Such measures may limit the amount of securities in any one issuer that the Fund may buy. This may limit tender offers, or other non-negotiated offers for a company, and/or prevent competing offers.


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6

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      o     HEDGING  RISK.  The Fund may use  options  and  futures to hedge the risks of investing by the Fund. The success of hedging depends on the Adviser's ability to predict movements in the prices of the hedged securities and market fluctuations. The Adviser may not be
            able  to  perfectly   correlate  changes  in  the  market  value  of
            securities, and the prices of the corresponding options, or futures. The Adviser may have difficulty selling or buying futures contracts and options when it chooses, and there may be certain restrictions on trading futures contracts and options. The Fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively, or may be unable to be used for other reasons.

      o LOWER RATED SECURITIES. The Fund may invest up to 25% of its assets in lower credit quality fixed income securities, including up to 5% of its assets in securities of issuers that are in default. These securities may involve major risk exposures such as increased sensitivity to interest rate and economic changes, and the market to sell such securities may be limited. These securities are often referred to in the financial press as "junk bonds."

      o SHORT SALES. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, with the expectation that the security's value will decline. To complete a short sale, the Fund must borrow the security to make delivery. To close out a short sale, the Fund must buy the security in order to return the security it borrowed. If the price of a security sold "short" by the Fund increases between the date of the short sale and the date on which the Fund replaces the borrowed security, the Fund will incur a loss, which is potentially unlimited. In addition, the lender of the security borrowed by the Fund may generally require the return of the security at any time, which may require the Fund to close out its short sale at an inopportune time if it cannot borrow the security from another party.


      o FOREIGN SECURITIES RISK. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights and greater transaction costs.


PORTFOLIO HOLDINGS. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").

                             MANAGEMENT OF THE FUND


THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund, continuously reviews and administers the Fund's investment program, and manages the Fund's operations under the general supervision of the Fund's Board of Directors (the "Board"). The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to GGCP, Inc. a New York corporation organized in 1980. The Adviser is a wholly-owned subsidiary of GAMCO Investors, Inc., ("GBL"), a publicly held company listed on the New York Stock Exchange ("NYSE").

As compensation for its services and the related expenses borne by the Adviser, the Adviser is entitled to receive a fee, computed daily and payable monthly, equal on an annual basis to 0.50% of the Fund's average daily net assets.



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The Fund's  semi-annual  report to  shareholders  for the period  ended June 30,
2006, contains a discussion of the basis of the Board's determination to continue the investment advisory arrangements.


THE PORTFOLIO MANAGER. Mr. Mario J. Gabelli, CFA, is responsible for the day-to-day investment management of the Fund. Mr. Gabelli has been Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of the Adviser and its predecessor since inception, as well as its parent company, GBL. Mr. Gabelli also acts as Chief Executive Officer and Chief Investment Officer-Value Portfolios of GAMCO Asset Management Inc., a wholly-owned subsidiary of GBL, and is an officer or director of various other companies affiliated with GBL. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his
death,   disability,   or  resignation.

The Fund's SAI provides additional information about Mr. Gabelli's compensation, other accounts and pooled investment vehicles managed by Mr. Gabelli, and Mr. Gabelli's ownership of securities in the Fund.

                                DISTRIBUTION FEES

The Fund has adopted a plan under Rule 12b-1 (the "Plan") for Advisor Class Shares. Under the Plan, the Fund may use its assets to finance activities relating to the sale of its Advisor Class Shares and the provision of certain shareholder services.

For the Advisor Class Shares covered by this Prospectus, the Rule 12b-1 fees are as follows:

Service Fees ....................................................   0.25%
Distribution Fees ...............................................   0.00%

These are annual rates based on the value of the Advisor Class Shares' average daily net assets. Because Rule 12b-1 fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                               PURCHASE OF SHARES


You can purchase the Fund's Advisor Class Shares on any day the NYSE is open for trading (a "Business Day"). You may purchase Advisor Class Shares through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with Gabelli & Company, Inc., the Fund's distributor (the "Distributor"), with a minimum initial investment of $10,000. There is no minimum for subsequent investments. The Distributor may waive the minimum investment requirement under certain circumstances. The broker-dealer, bank or other financial intermediary will transmit a purchase order and payment to State Street Bank and Trust Company ("State Street"), the Fund's Transfer Agent, on your behalf. Broker-dealers, banks or other financial intermediaries may send you confirmations of your transactions and periodic account statements showing your investments in the Fund.

      o BY MAIL OR IN PERSON. Your broker-dealer, bank, or financial intermediary can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the following address with a note stating your exact name and account number, the name of the Fund(s) and class of shares you wish to purchase.


               BY MAIL                        BY PERSONAL DELIVERY
               -------                        --------------------
               THE GABELLI FUNDS              THE GABELLI FUNDS
               P.O. BOX 8308                  C/O BFDS
               BOSTON, MA 02266-8308          30 DAN ROAD
                                              CANTON, MA 02021-2809


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      o     BY BANK  WIRE.  To open an  account  using  the bank  wire  transfer system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:

                       STATE STREET BANK AND TRUST COMPANY
                       ABA #011-0000-28 REF DDA #99046187
                            RE: THE GABELLI ABC FUND
                               ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]
                      225 FRANKLIN STREET, BOSTON, MA 02110

            If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although the Fund's transfer agent State Street will not charge you for receiving wire transfers.

SHARE PRICE. The Fund sells its shares based on the NAV next determined after the time as of which the Fund receives your completed subscription order form, but does not issue the shares to you until it receives full payment. See "Pricing of Fund Shares" for a description of the calculation of the NAV.

MINIMUM INVESTMENTS. Your minimum initial investment must be at least $10,000. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments.


RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Fund makes available Individual Retirement Account ("IRA"), "Roth" IRA, and "Coverdell" Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such Retirement Plans is $10,000. There is no minimum for subsequent investments for retirement plans.


AUTOMATIC INVESTMENT PLAN. The Fund offers an automatic monthly investment plan. The minimum investment for accounts establishing an automatic investment plan is $10,000. Call the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must have a completed, approved Investment Plan application on file with the Fund's transfer agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

GENERAL. State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund's management, it is in the Fund's best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Fund's minimum purchase requirements.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Fund to obtain, verify, and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each


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investor who opens or reopens an account with the Fund. Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder's identity.


THIRD PARTY ARRANGEMENTS. The Adviser or an affiliate may, from time to time, at its expense out of its own financial resources (a source of which may be payments under the Fund's service plan), make cash payments to some but not all brokers, dealers, or financial intermediaries for shareholder services, as an incentive to sell shares of the Fund, and/or to promote retention of their customer's assets in the Fund. These payments, sometimes referred to as "revenue sharing", do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers, and other financial intermediaries that provide services to the Fund or to shareholders in the Fund, including (without limitation) shareholder servicing, transaction processing, subaccounting services, marketing support, and/or access to sales meetings, sales representatives and management representatives of the broker, dealer, or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers, and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer, or other financial intermediary provides shareholder services to Fund shareholders. These payments may take a variety of forms, including (without imitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of shareholder accounts, and finder's fees that vary depending on the share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Adviser or an applicable affiliate may also provide non-cash compensation to broker/dealer firms or other financial intermediaries, in accordance with applicable rules of the National Association of Securities Dealers, Inc. ("NASD") such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable NASD rules. In certain cases these other payments could be significant.

The Adviser or an applicable affiliate negotiates the level of payments described above to any particular broker, dealer, or other financial intermediary with each firm. Currently, such payments range from 0.10% to 0.40% per year of the average daily net assets of the applicable Fund attributable to the particular firm depending on the nature and level of services and other factors.


                              REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the Securities and Exchange Commission (the "SEC") orders the Fund to suspend redemptions.

The Fund redeems its shares based on the NAV next determined after the time as of which the Fund receives your redemption request in proper form subject to a redemption fee described below. See "Pricing of Fund Shares" for a description of the calculation of NAV.


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You may redeem shares through a broker-dealer  or other  financial  intermediary
that  has  entered  into  a  selling   agreement  with  the   Distributor.   The
broker-dealer or financial intermediary will transmit a redemption order to State Street on your behalf. The redemption request will be effected at the NAV next determined after the Fund receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.

The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short-term trading of Fund shares creates risks for the Fund and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares.


In order to discourage frequent short-term trading in Fund shares, the Fund has adopted policies and procedures which impose a 2.00% redemption fee (short-term trading fee) on Advisor Class Shares that are redeemed or exchanged within seven
(7) days or less after the date of a purchase. This fee is calculated based on the shares' aggregate net asset value on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Fund, and does not benefit the Fund's Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund's exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fees at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place. In addition, the Fund may postpone the effective date for the assessment of the redemption fee for shares purchased prior to October 16, 2007 through certain qualified and non-qualified retirement plans if recordkeepers for such retirement plan participants cannot implement redemption fees because of operational limitations, and provide verification to that effect. The Fund anticipates that beginning October 16, 2007, pursuant to recently adopted rules of the SEC, the Fund will generally have increased access to information about shareholder transactions in accounts held through omnibus and similar arrangements so that the Fund will be able to more effectively prevent short-term trading, assess redemption fees and administer appropriate waivers. The Fund seeks to apply these policies uniformly.


The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund's view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay, or impose other conditions on exchanges or purchases. The Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitors purchase and redemption activities to assist in minimizing short-term trading.

In the event that you wish to redeem shares in a registered account established by a broker-dealer or other financial intermediary, and you are unable to contact your broker-dealer or other financial intermediary, you may redeem shares by mail. You may mail a letter requesting the redemption of shares to:
THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered. If there is more than one owner of shares, all owners must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers, and savings associations. A notary public cannot provide a signature guarantee.


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AUTOMATIC  CASH  WITHDRAWAL  PLAN.  You may  automatically  redeem  shares  on a monthly, quarterly, or annual basis if you have at least $10,000 in your account, and if your account is directly registered with State Street. Please call 800-GABELLI (800-422-3554) for more information about this plan.


INVOLUNTARY REDEMPTION. The Fund may redeem all shares in your account (other than an IRA) if the Fund's value falls below $10,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing if the Fund initiates such action and the Fund will allow 30 days for you to increase the value of your account to at least $10,000.


REDEMPTION PROCEEDS. A redemption request received by the Fund will be effected based on the NAV next determined after the time as of which the Fund or, if applicable, its authorized designee receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 10 days following purchase. While the Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.


REDEMPTION IN KIND. In certain circumstances, the Fund may pay your redemption proceeds wholly or partly in portfolio securities. Where applicable, payment would be made in portfolio securities only in the rare instance that the Fund's Board believes that it would be in the Fund's best interest not to pay redemption proceeds in cash.


                             PRICING OF FUND SHARES


The NAV of the Fund's Advisor Class Shares is calculated on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.


The Fund's NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. The NAV is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the Advisor Class Shares by the total number of shares of such class outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV next made as of a time after the time as of which the purchase or redemption order is received in proper form.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the "Board") so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established


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by the Board if market  conditions change  significantly  after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value American Depository Receipt ("ADR") securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

                           DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay dividends and capital gain distributions, if any, on an annual basis. You may have dividends or capital gain distributions that are declared by the Fund reinvested automatically at net asset value in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or Fund shares at the time you first purchase your shares. You may change this election by notifying the Fund or your broker in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price based on the NAV on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains or other income. Dividends and distributions may differ for different classes of shares.

                                 TAX INFORMATION

The Fund expects that distributions will consist primarily of investment company taxable income and net capital gains. Dividends out of investment company taxable income and distributions of net short-term capital gains (I.E., gains from securities held by the Fund for one year or less) are taxable to you as ordinary income, except that qualified dividends are eligible for a reduced rate. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. High portfolio turnover can indicate a high level of short-term capital gains that, when distributed to shareholders, are taxed as ordinary income rather than at the lower capital gains tax rate. The Fund's distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal, state, or local taxes. A redemption of Fund shares or an exchange of the Fund's shares for shares of another fund will be treated for tax purposes as a sale of the Fund's shares, and any gain you realize on such a transaction may be taxable. Foreign shareholders may be subject to a federal withholding tax.


A dividend declared by the fund in October, November or December and paid during January of the following year may in certain circumstances be treated as paid in December for tax purposes.


This summary of tax consequences is intended for general information only and is subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the SAI that is incorporated by reference into this Prospectus. You


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should consult a tax adviser  concerning the tax consequences of your investment in the Fund.

                            MAILINGS TO SHAREHOLDERS

In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions, within 30 days of your request.

                              FINANCIAL HIGHLIGHTS

As of the date of the Prospectus, Advisor Class Shares of The Gabelli ABC Fund have not commenced operations, and therefore do not yet have financial highlights to include in this Prospectus.


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14

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                     GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. We are managed by Gabelli Funds LLC and Gabelli Advisers, Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries which provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.


o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES, AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.


WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Securities and Exchange Commission often posts information about its regulations on its website, WWW.SEC.GOV.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders of the Funds and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.


                       THIS IS NOT PART OF THE PROSPECTUS.


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                              THE GABELLI ABC FUND

                              ADVISOR CLASS SHARES

================================================================================

FOR MORE INFORMATION:

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

The Fund's semi-annual and audited annual reports to shareholders contain additional information on the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this Prospectus.

--------------------------------------------------------------------------------
  You can get free copies of these documents and prospectuses of other funds in the Gabelli/GAMCO family, or request other information and discuss your questions about the Fund, by mail, toll-free phone,
                           or the internet as follows:

                              The Gabelli ABC Fund
                              One Corporate Center
                               Rye, NY 10580-1422
                      Telephone: 800-GABELLI (800-422-3554)
                                 www.gabelli.com
--------------------------------------------------------------------------------

You can also review and/or copy the Fund's Prospectuses, annual/semi-annual reports, and SAI at the Public Reference Room of the SEC. You can get text-only copies:

      o     Free from the Fund's website at www.gabelli.com.

      o For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or by calling 202-551-8090.

      o     Free from the EDGAR Database on the SEC's website at www.sec.gov.


(Investment Company Act File No. 811-07326)

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